UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2007

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement.

On July 24, 2007, Sea Containers Ltd. (the “Company”) completed a $170 million debtor in possession financing (“DIP Financing”).  The DIP Financing provides for a single-draw term loan of a maximum principal amount of $145 million and revolving loans in a maximum principal amount outstanding at any time of $25 million.  The Company’s obligations under this credit agreement are secured by its equity interest in SPC Holdings Ltd. (“Holdings”), which is a bankruptcy-remote Bermuda subsidiary of the Company, by its cash and cash equivalents, and by any intercompany obligations to the Company of Holdings or Sea Containers SPC Ltd. (“SPC”), a bankruptcy-remote Bermuda subsidiary of Holdings, including an unsecured intercompany demand note of SPC to the Company.  Holdings guaranteed the Company’s obligations under the DIP Financing in a limited amount; this guaranty is secured by Holdings’s equity interest in SPC and all of Holdings’s other assets, if any.  Pursuant to an order signed on July 3, 2007, and entered on the docket of the court on July 5, 2007, the United States Bankruptcy Court for the District of Delaware had previously authorized the Company to enter into the DIP Financing.

As part of the DIP Financing, (i) the Company and Holdings (as guarantor) completed a Secured Super-Priority Debtor-in-Possession Credit Agreement with Wells Fargo Bank Northwest, N.A., as administrative agent and collateral agent (“Wells”), and Mariner Investment Group Inc. and Dune Capital LP, as co-arrangers and initial lenders, which provided for the credit and guaranty arrangements discussed above, (ii) the Company, Wells and Commerce Bank, N.A., entered into a Clearing Account Agreement so as further to secure the Company’s obligations under the DIP Financing and (iii) SPC executed and delivered an Intercompany Demand Promissory Note reflecting obligations exceeding $100 million of SPC to the Company at the time of the consummation of the DIP Financing.

On the day on which the Company entered into the DIP Financing, the Company borrowed $145 million as a term loan.  The proceeds of this term loan were contributed as surplus capital to SPC, which used those proceeds as described in Item 1.02 below.  The Company is permitted from time to time to borrow money on a revolving basis pursuant and subject to the DIP Financing for working capital purposes.

The foregoing description of the mentioned agreements and order does not purport to be complete and is qualified in its entirety by reference to copies of such documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 99.1 and are incorporated by reference herein.

ITEM 1.02   Termination of a Material Definitive Agreement

In connection with the DIP Financing, proceeds of the $145 million term loan described in item 1.01 above were contributed as surplus capital to SPC, which used those funds along with other funds available to SPC to satisfy indebtedness of SPC (including various fees and expenses) to Wachovia Bank, National Association and Abelco Finance LLC (the “2006 Securitization”) and thereby to terminate the 2006 Securitization.  The indebtedness under the 2006 Securitization had been secured by substantially all of the assets of SPC, by Holdings’s equity interest in SPC, and by certain Class B Quotas of the Company with respect to GE SeaCo SRL, a Barbados society with restricted liability.  The 2006 Securitization is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2006.

ITEM 8.01  Other Events

On July 24, 2007, the Company issued a press release announcing, among other things, its appeal of the previously disclosed decision of the Determinations Panel of the Pensions Regulator to issue financial support directions to the Company under relevant UK Pensions legislation, in respect of the Sea Containers 1983 Pension Scheme and the Sea Containers 1990 Pension Scheme. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Company and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on July 31, 2007, the Monthly Operating Report for June 2007, which is attached hereto as Exhibit 99.3.

ITEM 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Secured Super-Priority Debtor-in-Possession Credit Agreement dated July 20, 2007 by and among Sea Containers Ltd., SPC Holdings Ltd. and Wells Fargo Bank Northwest, N.A.

10.2	Clearing Account Agreement, dated as of July 23, 2007, by and among Commerce Bank, N.A., Sea Containers Ltd., and Wells Fargo Bank Northwest, N.A.

10.3	Intercompany Demand Promissory Note dated as of July 20, 2007 between Sea Containers SPC Ltd. and Sea Containers Ltd.

99.1	Order Authorizing SCL to Obtain Postpetition Financing for Working Capital and to Capitalize Certain Subsidiaries dated July 3, 2007 and entered on the docket on July 5, 2007

99.2	Press release issued July 24, 2007.

99.3	Monthly Operating Report for June 2007

The information contained in this Current Report furnished under Item 8.01 Other Events and Exhibits 99.2 and 99.3 under Item 9.01 Financial Statements and Exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

	By:	/s/ ROBERT MACKENZIE
Name: Robert MacKenzie
Title: President and Chief Executive Officer

Date: August 2, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Secured Super-Priority Debtor-in-Possession Credit Agreement dated July 20, 2007 by and among Sea Containers Ltd., SPC Holdings Ltd. and Wells Fargo Bank Northwest, N.A.

10.2	Clearing Account Agreement, dated as of July 23, 2007, by and among Commerce Bank, N.A., Sea Containers Ltd., and Wells Fargo Bank Northwest, N.A.

10.3	Intercompany Demand Promissory Note dated as of July 20, 2007 between Sea Containers SPC Ltd. and Sea Containers Ltd.

99.1	Order Authorizing SCL to Obtain Postpetition Financing for Working Capital and to Capitalize Certain Subsidiaries dated July 3, 2007 and entered on the docket on July 5, 2007

99.2	Press release issued July 24, 2007.

99.3	Monthly Operating Report for June 2007.